NYSE American: REI www.ringenergy.com www.ringenergy.com Q2 2026 EARNINGS UPDATED GUIDANCE NEXT PHASE OF VALUE CREATION

Ring Energy, Inc. Q2 2026 Earnings | August 6, 2026 | NYSE American: REI Forward – Looking Statements This Presentation includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical fact included in this Presentation, regarding our strategy, future operations, financial position, estimated revenues and losses, projected costs, prospects, guidance, plans and objectives of management are forward- looking statements. When used in this Presentation, the words “could,” “may,” “will,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “guidance,” “project,” “goal,” “plan,” “potential,” “probably,” “strategy,” “target” and similar expressions are intended to identify forward-looking statements, although not all forward- looking statements contain such identifying words. Forward-looking statements also include assumptions and projections for 2026 and 2027 guidance for sales volumes, number of potential well locations and associated inventory life, oil, NGL and natural gas mix as a percentage of total sales, capital expenditures, and operating expenses and the projected impacts thereon, and the number of wells expected to be drilled and completed. These forward-looking statements are based on management’s current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. However, whether actual results and developments will conform to expectations is subject to a number of material risks and uncertainties, including but not limited to: declines in oil, natural gas liquids or natural gas prices; the level of success in exploration, development and production activities; adverse weather conditions that may negatively impact development or production activities particularly in the winter; the timing of exploration and development expenditures; inaccuracies of reserve estimates or assumptions underlying them; revisions to reserve estimates as a result of changes in commodity prices; impacts to financial statements as a result of impairment write-downs; risks related to level of indebtedness and periodic redeterminations of the borrowing base and interest rates under the Company’s credit facility; Ring’s ability to generate sufficient cash flows from operations to meet the internally funded portion of its capital expenditures budget; the impacts of hedging on results of operations; the effects of future regulatory or legislative actions; cost and availability of transportation and storage capacity as a result of natural gas oversupply, changes in U.S. energy, environmental, monetary and trade policies, including with respect to tariffs or other trade barriers, and any resulting trade tensions; political instability or armed conflict in major oil and natural gas producing regions outside the United States, including military hostilities in the Middle East (including the recent conflict between the United States and Iran), Russia, and Ukraine; and Ring’s ability to replace oil and natural gas reserves. Such statements are subject to certain risks and uncertainties that are disclosed in the Company’s reports filed with the Securities and Exchange Commission (“SEC”), including its Form 10-K for the fiscal year ended December 31, 2025, and its other filings with the SEC. All forward-looking statements, expressed or implied, included in this Presentation are expressly qualified by the cautionary statements and by reference to the underlying assumptions that may prove to be incorrect. The Company undertakes no obligation to revise these forward-looking statements to reflect events or circumstances that arise after the date hereof, except as required by applicable law. The financial and operating estimates contained in this Presentation represent our reasonable estimates as of the date of this Presentation. Neither our independent auditors nor any other third party has examined, reviewed or compiled the estimates and, accordingly, none of the foregoing expresses an opinion or other form of assurance with respect thereto. The assumptions upon which the estimates are based are described in more detail herein. Some of these assumptions inevitably will not materialize, and unanticipated events may occur that could affect our results. Therefore, our actual results achieved during the periods covered by the estimates will vary from the estimated results. Investors are not to place undue reliance on the estimates included herein. 2 Supplemental Non-GAAP Financial Measures This Presentation includes financial measures that are not in accordance with accounting principles generally accepted in the United States (“GAAP”), such as “Adjusted Net Income”, “Adjusted EBITDA,” “PV-10,” “Adjusted Free Cash Flow” or “AFCF,” “Adjusted Cash Flow from Operations” or “ACFFO,” “Cash Return on Capital Employed” or “CROCE,” “Leverage Ratio,” “Consolidated Total Debt to LQA Consolidated EBITDAX,” “All-in Cash Operating Costs,” and “Cash Operating Margin.” While management believes that such measures are useful for investors, they should not be used as a replacement for financial measures that are in accordance with GAAP. See Appendix for definitions and reconciliation to GAAP measures. Forward-Looking Statements and Supplemental Non-GAAP Financial Measures

Ring Energy, Inc. Q2 2026 Earnings | August 6, 2026 | NYSE American: REI A Proven Cash Flow Machine: Over 6 Consecutive Years of Positive AFCF1 Conventional Asset Advantage: Shallow Decline, High Margin and Long Life Drilling Inventory: 10+ years with 500+ Identified Locations2 Disciplined Consolidator in the Heart of the Permian: 3rd Largest E&P in CBP Texas3 Nimble Operator: High NRIs, Stacked Pay Zones with Multi-bench Hz Potential Ring Energy’s Strategic Advantage 3 1. Adjusted Free Cash Flow is a Non-GAAP financial measure. See Appendix for definition and reconciliation to GAAP measures. 2. Defined as locations that can generate at least a 10% rate of return at $60 per Bbl oil and $2.50 per Mcf gas prices. 3. Source Enverus trailing twelve months as of Dec. 2025 for operators' Gross production on per Boe basis in the Texas CBP & NWS. A Leader Redefining Conventional Assets Through Unconventional Thinking & Modern Technology to Deliver Sustainable Returns

Ring Energy, Inc. Q2 2026 Earnings | August 6, 2026 | NYSE American: REI Conventional E&P Built for the Future 4 Transformation in Motion and Foundation Laid for Sustained Value Creation 1. Leverage ratio is a Non-GAAP financial measure. See Appendix for definitions and reconciliation to GAAP measures. 2. “LQA” is Consolidated Total Debt to LQA Consolidated EBITDAX as of Jun 30, 2026. See Appendix for reconciliation of Non-GAAP financial measures to GAAP measures. 3. Market data is as of August 3, 2026. Balance sheet data is as of June 30, 2026. 4. Implied price per share calculated as PV-10 minus total debt divided by outstanding shares. Transformation Milestones New Leadership Positioned for Recovery Stronghold Acquisition Doubled Production, Reserves and Inventory Margin Expansion Increased Adj FCF Founders Acquisition Debt Reduction Organic Focus Optimize Costs Record Production & Adj FCF Cost Structure Reduction Scale Add- Organic Reserve Growth Lime Rock Acquisition 1P Reserves (MMBoe) 76.5 → 153 +100% vs. YE 2020 Ring has built scale, inventory depth, and reduced leverage, creating a stronger foundation for long-term value Production (MBoe/d) 8.8 → 20.0 +127% vs. YE 2020 PV-10 ($MM) $638 → $1,318 +107% vs. YE 2020 Inventory Runway 10+ yrs Long-duration development visibility Lowered Leverage 3.6x1 → 1.7x2 -53% vs. YE 2020 Reserve life 20+ yrs Cycle-resilient cash flow base 2020 2022 2023 2024 2025+2021 Value-Focused Proven Strategy Disciplined Development Reset Stabilize Transform Execute Optimize Sustainable Ring Today3 $328MM Market Cap +481% vs. YE 2020 $687MM Enterprise Value +88% vs. YE 2020 $1,318MM 1P PV-10 >$3.50 Implied Price per Share4 $266MM Liquidity +457% vs. YE 2020 10+ Proven Pay Zones +400% vs. YE 2020 Yoakum Gaines Andrews Ector Crane Ward Ring Energy Assets Northwest Shelf “NWS” Central Basin Platform “CBP” Includes operated & non-operated 96k+ Net Acres 99% Operated A Multi-Year Transformation Delivering Scale, Inventory Depth, and a Stronger Balance Sheet YE 2020 LQA

Ring Energy, Inc. Q2 2026 Earnings | August 6, 2026 | NYSE American: REI Ring's Future Opportunity 5 Modern Technology is Unlocking the Full Potential of Ring’s Conventional Asset Base, Creating a Significantly Larger Horizontal Inventory Opportunity Modern horizontal drilling combines higher-quality rock, advanced technology and scale to unlock more value than historical vertical development. + + = 1 QUALITY ROCK Long-life conventional reservoirs 2 MODERN TECHNOLOGY Horizontal drilling + completion design 3 LARGE ACREAGE POSITION Scale supports repeatable development Increased Inventory & Value Potential A larger, more durable opportunity set than historical vertical development suggested

Ring Energy, Inc. Q2 2026 Earnings | August 6, 2026 | NYSE American: REI Ring’s Thesis: Conventional Rock is the Opportunity 6 The Central Basin Platform is the Heart of the Permian with Substantial Oil Left to Recover Source: Enverus as of Apr. 23, 2026. Note: Greater Permian includes the Central Basin Platform, Northwest Shelf, Eastern Shelf, Texas Shelf and New Mexico Shelf 1. Utilizing “Oil and Gas Resources Remaining in the Permian Basin: Targets for Additional Hydrocarbon Recovery” adjusted for production since publication CBP & Northwest Shelf Dominate Historical Permian Oil ProductionPermian Platform and Shelf Fairways 0 5,000 10,000 15,000 20,000 Delaware Midland CBP + N. Shelf Cumulative Oil Production (MMbbl) New Mexico Shelf Northwest Shelf Central Basin Platform Eastern Shelf Texas Shelf Substantial Remaining Oil Resource → over 15 billion barrels of recoverable oil remaining1 in the CBP from bypassed tighter conventional stacked pay zones Conventional Reservoirs → typically have higher porosity & permeability resulting in lower declines and longer well lives Material Upside Ahead → The application of modern drilling / completion technology, and longer lateral development will unlock the next chapter of the CBP Greater Permian has Substantial Remaining Oil Reserves to Recover Using Today's Technologies

Why Now? Today's Modern Horizontal Technology

Unlocking Permian's Next Chapter – Ring's Core Acreage is Well Positioned

Material Horizontal Activity Across The CBP



Ring Core Operating Areas
>90% of Ring Acreage Resides in Most Active Horizontal Development Counties
Active Rigs
Yoakum
Lea
Gaines
Dawson
Andrews
Martin
Loving
Winkler
Ector
Midland
Upton
Reeves
Pecos
Crockett
Legend
2013+ HZ Producing
Ring Acreage

Source: Enverus as of April 27, 2026.

Ring Horizontal Development Ramping Up Significantly



Greater Permian Horizontal vs. Vertical TILs[1]
Horizontal
Vertical
2020: 71% / 29%
2021: 64% / 36%
2022: 58% / 42%
2023: 46% / 54%
2024: 37% / 63%
2025: 27% / 73%

Ring Acreage Concentrated in the Highest-Activity Counties



Horizontal TILs by County[2]
Andrews
Crane
Ector
Yoakum
Other [2]
2020: 61% / 39%
2021: 64% / 36%
2022: 59% / 41%
2023: 58% / 42%
2024: 48% / 52%
2025: 41% / 59%

Ring 2026E New Drills are >80% Horizontal[3] with Increased Lateral Length



Ring Horizontal Gross Wells Drilled
Horizontal
Vertical
2024: 50% / 50%
2025: 33% / 67%
2026E: 19% / 81%



Ring Horizontal Development Breakdown
Horizontals > 1.5 mile
Horizontals <= 1.0 mile
2024: 95% / 5%
2025: 92% / 8%
2026E: 30% / 70%

1. Includes the Central Basin Platform, Northwest Shelf, Eastern Shelf, Texas Shelf and New Mexico Shelf per Enverus.
2. Other counties include Borden, Chaves, Cochran, Coke, Cottle, Crockett, Crosby, Dickens, Ector, Eddy, Fisher, Foard, Gaines, Garza, Glasscock, Hale, Hockley, Howard, Irion, Kent, King, Lamb, Lea, Lubbock, Mitchell, Motley, Nolan, Pecos, Roosevelt, Schleicher, Scurry, Sterling, Stonewall, Terry, Tom Green, Upton, Ward, and Winkler.
3. Guidance Midpoint.

7 | Ring Energy, Inc. | Q2 2026 Earnings | August 6, 2026 | NYSE American: REI

Ring Energy, Inc. Q2 2026 Earnings | August 6, 2026 | NYSE American: REI Horizontals Revitalize Legacy Fields and Fuel Rapid Production Growth in the Last ~ 5 Years 8 Legend HZ Wells ▪ Pre 2015 – infancy of horizontal tech ▪ Post 2015 - ~1,200+ horizontal wells drilled on core CBP & NWS counties ▪ CBP & NWS resurgence pioneered by horizontals drilled by Ring, Riley Permian, Blackbeard, Burk Royalty & Elevation ▪ Multi-Bench Hz targets include: Judkins, McKnight, Glorieta, Upper Clearfork, Tubb, Wichita Albany, Wolfcamp, Barnett & Devonian Yoakum 2026 vs 2015 2026 576 Hz Wells Pre-2015 32 Hz Wells 2026 517 Hz Wells Pre-2015 172 Hz Wells 2026 658 Hz Wells Pre-2015 257 Hz Wells CBP Multi-Bench Development Yoakum County Yoakum County Andrews County Andrews County Ector County Ector County Crane County Crane County Source: Enverus. Multi-benchMulti-bench Multi-bench Andrews 2026 vs 2015 Ector / Crane 2026 vs 2015 • Proof it works, and its repeatable and scalable Horizontal Drilling Extending Life of Legacy Fields CBP & NWS Surging Growth Trajectory Expected to Continue Proof it’s Working – It’s Repeatable and Scalable 0 25 50 75 100 125 150 2010 2013 2016 2019 2022 2025 M b o e /d Yoakum Andrews Crane / Ector

Ring Energy, Inc. Q2 2026 Earnings | August 6, 2026 | NYSE American: REI 30% 70% Vertical Horizontal 92% 8% Vertical Horizontal Horizontals Unlock Higher-Return Inventory 9 Shifting to Horizontal Development High-Grades and Increases Capital Efficient Inventory Potential >65% Increase in PV-10 Strategic Repositioning of CBP South Inventory to Horizontal Legacy YE’25 Proved Inventory 2026+ Inventory2 CBP South Multi-Bench Horizontal Development Opportunity Significantly Enhancing Single-Well Profitability and Oil Recovery1 14 Horizontal Locations 200+ Horizontal Locations VERTICAL HORIZONTAL VERTICAL HORIZONTAL >180% Increase in Oil Recovery Prospective on REI Acreage Actively Developed Offset REI Judkins McKnight Glorieta Upper Clearfork Tubb Wichita Albany Lower Wichita Albany Wolfcamp Additional Deep3 Potential Up to 3 Additional Targets as Deep Activity Moves West Ring CBP South Operating Areas Up to 8 Prospective Horizontal Development Targets Identified Note: Based on $70 / $3.50 Flat Pricing for WTI / HH 1. Reflects average metrics for currently identified economic vertical and horizontal inventory in Crane and Ector Counties 2. Includes all identified horizontal locations in Crane and Ector Counties 3. Deep targets include the Pennsylvanian, Barnett / Mississippian, and the Devonian Ector Crane To Discuss: • Hz PV10 is to 1.0mi? Lets add 2.0mi % increase as well Ring’s Execution Organically Maximizes Inventory Shifting to Horizontal Development High-Grades and Provides Capital Efficient Inventory Potential CBP-South includes assets in Ector & Crane Why is it Meaningful to Ring Today?

Permian's Premier Conventional Consolidator

Ring is One of the Top Three Operators in the CBP & NWS – Uniquely Positioned to Lead Consolidation



Publics
Privates
CBP/NWS Publics
CBP/NWS Privates
REI
NWS
CBP
Eastern Shelf
Delaware Basin
Midland Basin
Horseshoe Atoll
Shelves
North Extension
Central Basin Platform
Culberson
Diablo Platform
South Extension
Pecos
Ozona Arch
Tom Green
Schleicher
Coke

CBP & NWS: Fragmented Ownership is an Opportunity

1. **Scale gives Ring the edge –** Top-tier CBP/NWS footprint enables efficient acquisition integration
2. **Less competition, better deals –** Fewer competitors and low-cost assets drive superior acquisition economics
3. **Ring has already proven it –** Track record of accretive M&A and successful integrations
4. **Conventional is Ring's core competency –** Deep technical strength unlocks value others overlook
5. **The prize is massive –** ~410 Mboepd of fragmented conventional production remaining

Gross Production (2-Stream Mboe/d)

Ranking	Company	Gross Production	% Oil
1	OXY	110	81%
2	Blackbeard	57	68%
3	Ring Energy	26	77%
4	Kinder Morgan	26	80%
5	Hilcorp	23	85%
6	Riley Permian	21	78%
7	Burk	20	85%
8	Elevation	13	59%
9	Mach	10	91%
10	Scout	8	90%
11	Formentera	8	64%
12	Basin	7	77%
13	ConocoPhillips	6	75%
14	Crescent Energy	6	81%
15	Diversified	6	49%

10 Ring Energy, Inc. Q2 2026 Earnings | August 6, 2026 | NYSE American: REI

Source: Enverus TTM 12/2025, Companies include Basin O&G, Blackbeard Operating, Burk Royalty, ConocoPhillips, Crescent Energy, Elevation Resources, Formentera Partners, Hilcorp, Kinder Morgan, OXY, Riley Petroleum, Ring Energy, Diversified Energy, Mach Natural Resources and Scout

www.ringenergy.com | NYSE American: REI Q2 2026 EARNINGS | AUGUST 6, 2026 Q2 RESULTS

Ring Energy, Inc. Q2 2026 Earnings | August 6, 2026 | NYSE American: REI ✓ Improving Capital Efficiency • Invested in infrastructure to support more capital efficient pad development • Expanded longer horizontal inventory (>1.5-mile laterals) and co-development depth • Drilled the Company’s first 2-mile horizontal wells Q2 2026 – Executing the Plan 12 1. Adjusted Free Cash Flow and All-in-Cash Operating Costs are Non-GAAP financial measures. See Appendix for definitions and reconciliations to GAAP measures. 2. Ratio of leverage calculated as Consolidated Total Debt to LQA Consolidated EBITDAX as of Jun 30, 2026. See Appendix for reconciliation of Non-GAAP financial measures to GAAP measures. ✓Enhanced Visibility Into 2027 • Accelerated earnings and cash flow growth due to enhanced capital efficiency and production • 6+ consecutive years of positive Adjusted Free Cash Flow1 ✓Continued Operational Discipline • LOE of $10.12 per Boe (Near low end of guidance range and 4% better than mid-point) • All-in-Cash Operating Costs1 of $21.59 per Boe (1% improvement QoQ) ✓Strengthened Balance Sheet • Raised $69MM of gross primary equity proceeds at $1.35/share • Reduced debt by $66MM and increased liquidity by 41% to $226MM • Debt reduced to approximately 1.7x LQA EBITDAX2 We Raised Capital to Reduce Debt – Positioning the Company for its Next Phase of Value Creation

Q2 & FY 2026E Guidance vs Actuals

TTM Consistently Meeting Net Sales & LOE Guidance Ranges

Guidance Range ■ Actuals

Oil Sales Volumes (Bo/d)



13,850
13,332
12,850
13,600
13,124
12,700
12,500
12,276
12,100
13,450
12,683
12,450
Q3 2025
Q4 2025
Q1 2026
Q2 2026

LOE (per Boe)



$12.00
$11.00
$10.73
$11.75
$10.75
$10.02
$11.25
$10.75
$10.41
$11.05
$10.12
$10.05
Q3 2025
Q4 2025
Q1 2026
Q2 2026

Total Sales Volumes (Boe/d)



21,200
20,789
19,200
20,700
20,508
19,100
Q1 negatively affected by Winter storm (~540 Boe/d) and Non-op Divestiture (~200 Boe/d)
19,600
19,351
19,100
21,000
19,990
19,400
Q3 2025
Q4 2025
Q1 2026
Q2 2026

Capital[1] ($MM)



$31
$24.6
$23
$28
$24.3
$18
$34.5
$28
$43.2
$36
$28
1H 2026 accelerated targeted infrastructure and leasing investments to expand operational flexibility and support longer horizontal more capital efficient development
Q3 2025
Q4 2025
Q1 2026
Q2 2026

13 Ring Energy, Inc. Q2 2026 Earnings | August 6, 2026 | NYSE American: REI

1. In addition to Company-directed drilling and completion activities, the capital spending outlook includes funds for targeted well recompletions, capital workovers, infrastructure upgrades, and well reactivations. Also included is anticipated spending for leasing acreage; and non-operated drilling, completion, capital workovers, and facility improvements.

Ring Energy, Inc. Q2 2026 Earnings | August 6, 2026 | NYSE American: REI Disciplined Capital Allocation Framework 14 Create Long-Term Value per Share Target Leverage: <1.25x Through the Cycle 01 Financial Strength Balance Sheet First • Preserve liquidity • Target leverage <1.25x • Maintain financial flexibility • Protect downside across commodity cycles Focus on Returns, Margins and Capital Efficiency 02 High-Return Development Maximize Returns Adjust Capital Allocation Based on Market Conditions 03 Strategic Optionality Adjust to Markets We allocate capital to maximize long-term, per-share value by maintaining a strong balance sheet, investing in high-return opportunities and preserving flexibility through commodity cycles. 04 Long-Term Value Creation Grow Value Per Share • Maximize returns from existing infrastructure • Prioritize high-return drilling opportunities • Improve capital efficiency and well economics • Expand high-return inventory • Align activity with commodity prices • Pace development to maximize returns • Evaluate non-core asset sales and accretive acquisitions • Preserve strategic flexibility • Increase NAV per share • Expand drilling inventory • Grow reserves organically • Lower cost of capital

www.ringenergy.com | NYSE American: REI Q2 2026 EARNINGS | AUGUST 6, 2026 OPERATION IMPROVEMENTS & UPDATED GUIDANCE 15

Significant Reduction in Cash Costs

Structural Cost Cutting Initiatives Expected to Drive Sustainable Cash Cost Improvement Through YE 2027

Cash Cost Savings ($ / BOE) Bridge



$22.81
-$0.85
-$0.25
-$0.70
$0.70
-$0.03
$21.68
2025 1H
LOE Optimization
Corporate / Other
Interest Expense
Sev & Adv Taxes
GP&T
2026 1H

Total Operating Improvements: >$1.50 / BOE
>$10MM in Annual Savings a Year[1]

1. Operating Cost Actions

- LOE optimization
- Proactively renegotiate agreements to lower rates
- Reduce well failure rates with chemical treatment
- Increase efficiency of well workover program

2. Corporate Efficiency

- Reduce debt to lower interest expense
- Organizational efficiency
- Technology rationalization
- Corporate overhead discipline

3. Capital & Infrastructure

- Facilities optimization
- Continuous well design improvement
- Multi-pad, multi-well development
- Water infrastructure

1. Illustrative annual savings calculated assuming 20,000 Boe of daily production.

16 Ring Energy, Inc. Q2 2026 Earnings | August 6, 2026 | NYSE American: REI

Ring Energy, Inc. Q2 2026 Earnings | August 6, 2026 | NYSE American: REI Investing Today to Enhance Future Returns 17 Infrastructure Investments Lower Future Development Costs, Improve Well-Level Economics and Enhance Returns Across Future Drilling Programs Expected Future D&C Cost Savings1 ~$50 - $100 per foot 1. Expected future D&C cost savings per foot is for 2H 2026E & 27E Hz development wells over 1.5 miles. Upfront Infrastructure Investment Lower Development Costs and Improved Reliability Higher Well-Level Returns / More Efficient Capital Allocation Increased Free Cash Flow and Financial Flexibility Increased Stockholder Value [capital spend per item, how many wells will it support, expected saving per well $/unit cost for each item] Frac Pond Water Storage Reduces sourcing costs and completion cycle times $2 to $3 MM Central Tank Batteries Built ahead of development Reduces Future Facility Capital per Well $3 to $5 MM Salt-Water Disposal Multi-Well Infrastructure Improves Flow Assurance and Reduces Water Handling Costs $2 to $5 MM Strategic Infrastructure Investments Improve Reliability, Accelerate Cycle Times and Reduce Unit Costs Across Future Development Reducing Hz D&C Cost Per Lateral Foot1 [Update figures]

Ring Energy, Inc. Q2 2026 Earnings | August 6, 2026 | NYSE American: REI LOE (per Boe) Updated Guidance 18 1. In addition to Company-directed drilling and completion activities, the capital spending outlook includes funds for targeted well recompletions, capital workovers, infrastructure upgrades, and well reactivations. Also included is anticipated spending for leasing acreage; and non-operated drilling, completion, capital workovers, and facility improvements. 12,100 12,450 13,000 13,550 12,500 13,450 13,950 14,650 12,276 12,683 Q1 2026 Q2 2026 2H 2026 Updated FY 2027 19,100 19,400 20,600 21,500 19,600 21,000 21,800 23,500 19,351 19,990 Q1 2026 Q2 2026 2H 2026 Updated FY 2027 $10.75 $10.05 $10.00 $9.80 $11.25 $11.05 $10.60 $10.60 $10.41 $10.12 Q1 2026 Q2 2026 2H 2026 Updated FY 2027 Oil Sales Volumes (Bo/d) Total Sales Volumes (Boe/d) $28 $28 $40 $34 $34 $36 $50 $41 $34.5 $43.2 Q1 2026 Q2 2026 2H 2026 Updated FY 2027 Capital1 per Quarter ($MM) Guidance Range Actuals Guidance

Ring Energy, Inc. Q2 2026 Earnings | August 6, 2026 | NYSE American: REI Updated Guidance (Continued) 19 1. In addition to Company-directed drilling and completion activities, the capital spending outlook includes funds for targeted well recompletions, capital workovers, infrastructure upgrades, and well reactivations. Also included is anticipated spending for leasing acreage; and non-operated drilling, completion, capital workovers, and facility improvements. Sales Volumes 2H 2026 FY 2027 UPDATE INITIAL OUTLOOK Total (Bo/d) 13,000 – 13,950 13,550 – 14,650 Total (Boe/d) 20,600 – 21,800 21,500 – 23,500 – Oil (%) 63% 63% – NGLs (%) 20% 20% – Gas (%) 17% 17% Capital Program Capital1 ($MM) $80 – $100 $135 – $165 – New >1.5-mile Hz wells drilled 10 to 14 20 to 30 – Previously drilled wells to be brought online in Q3 3 Operating Expenses LOE (per Boe) $10.00 – $10.60 $9.80 – $10.60 1% 5% 10% 26% 58% 1% 5% 14% 23% 57% Compliance Land, Non-op Infrastructure Cap WO + Recomplete D&C + CTR Updated Guidance Original Guidance 2026 Capital Program1 19% 39% 42% 4% 26% 70% Vertical 1-mile > 1.5-mile Updated Guidance Original Guidance 2026 Well Lateral Length

Ring Energy, Inc. Q2 2026 Earnings | August 6, 2026 | NYSE American: REI Meaningful Upside to Adjusted Free Cash Flow1,2 20 2026 Hedges Support the Development Plan While Unhedged and Collar Volumes Give Exposure to Upside 1. Adjusted Free Cash Flow is a Non-GAAP financial measure. See Appendix for definition and reconciliation to GAAP measures. 2. Estimated AFCF is based on projections of internal management financial model and assumes mid point of guidance for "net sales“, LOE & capex with flat WTI oil price beginning in August 2026 $3.50 per MCF Flat. Differential assumptions oil (-$1.00), gas ‘26E (-$5.00) ‘27E (-$4.00), and NGL realizations of 11% in ’26E & 15% in ’27E of WTI oil price. Realized Price vs. After-Hedge Realized Price ($/Boe) 2026E & 2027E Adjusted Free Cash Flow1,2 Disciplined Hedging Protects Cash Flow & Preserves Flexibility Our hedge position was built to support our capital development program in a lower-price scenario, while retaining meaningful upside through collars and unhedged volumes FY 2026E WTI FY 2027E $44 $50 $0MM $25MM $50MM $75MM $100MM 2024 2025 $65 $75 $85 $65 $75 $85 Realized Oil price ($/Bbl) Note: Percentages for 2026 volumes are based on the midpoint of the Company’s oil production guidance. Percentages for 2027 volumes are based on projecting the Company’s Q426 oil production guidance flat through 2027. Expanded Inventory Drives Stronger Sustainable AFCF add impact of hedges Swap FCF 21% at $61.77/Bbl 43% at $65.34/Bbl 39% at $61.66/Bbl 33% at $59.74/Bbl 46% at $60.82 x $76.19/Bbl 30% at $65.00 x $80.00/Bbl 3% at $60.00 x $72.30/Bbl 33% 27% 61% 64% 0% 20% 40% 60% 80% 100% Q3 2026 Q4 2026 1H 2027 2H 2027 Swaps (weighted average) Collars (capped at call strike price) Unhedged $74.87 $63.53 26E based on mid-point updated guidance, includes current hedges $42.30 $57.55 $39.27 $47.40 0 20 40 60 80 Q1 2026 Q2 2026 Realized Price After-Hedge Realized Price 27E based on mid-point updated guidance, includes current hedges Bo/d 13,475 13,475 14,100 14,100 2026E includes Infrastructure Investment for Future Capital Efficiency

Ring Energy, Inc. Q2 2026 Earnings | August 6, 2026 | NYSE American: REI $10.73 $10.41 $10.12 $3.01 $3.30 $3.98 $0.17 $0.17 $0.15 $4.83 $4.50 $4.15 $3.49 $3.40 $3.19 2025 Q1 2026 Q2 2026 LOE Prod. & ad valorem tax G&T, Other Interest Cash G&A Strengthening the Business Through Cost Discipline 21 Operational Cost Improvements Continue to Enhance Margins and FCF generation 1. All-in Cash Operating Costs is an Non-GAAP financial measure. See Appendix for definition and reconciliation to GAAP measures. All-in Cash Operating Costs include lease operating expenses (incl. workovers), G&A excluding share-based compensation, net interest expense, lease operating expense, production and ad valorem taxes, and gathering, transportation and processing costs. Improving Margins with Disciplined Cost Control $21.59 1% below Q1 2026 38% of realized price Q2 All-in Cash Op. Costs1 per Boe Q2 LOE per Boe $10.12 47% of total cash costs All-in Cash Operating Costs1 per Boe

Ring Energy, Inc. Q2 2026 Earnings | August 6, 2026 | NYSE American: REI Potential Catalysts for 2026 & Beyond 22 Organically Grow High-Quality Inventory and Reserves Further Strengthen Balance Sheet and Increase Financial Flexibility Ongoing Cost and Capital Efficiency Gains Substantial Upside, Proved Reserves Trading Discount and Increasing Commodity Prices To Discuss: • Undervalued proved reserves

www.ringenergy.com www.ringenergy.com Q2 2026 EARNINGS | AUGUST 6, 2026 THANK YOU Company Contact Sonu Singh Johl (281) 397-3699 IR@ringenergy.com Al Petrie (281) 975-2146 apetrie@ringenergy.com Analyst Coverage Tuohy Bothers Investment Noel Parks (215) 913-7320 nparks@tuohybrothers.com Water Tower Research Jeff Robertson (469) 343-9962 jeff@watertowerresearch.com Ring Headquarters 1725 Hughes Landing Blvd Ste 900 The Woodlands, TX 77380 Phone: (281) 397-3699 Alliance Global Partners (AGP) Poe Fratt (314) 719-6084 pfratt@allianceg.com Bank of America Securities Conor Fitzpatrick (646) 855-5711 conor.fitzpatrick@bofa.com

www.ringenergy.com | NYSE American: REI Q2 2026 EARNINGS | AUGUST 6, 2026 APPENDIX

Ring Energy, Inc. Q2 2026 Earnings | August 6, 2026 | NYSE American: REI $4 $6 $8 $10 Q4 2024 & Q1 2025 (Pre LRR Acquisition) Q3 2025 & Q4 2025 (Post LRR Acquisition) Q1 2026 & Q2 2026 REI Legacy LRR Operational Excellence 25 Driving Sustainable Free Cash Flow Through Capital Efficiency and Ongoing Reductions to Operating Costs 1. D&C Cost is drilling, completion, equipment and connect to facility costs per lateral foot. 2. Well performance cumulative oil production gross barrels of oil normalized to 5,000 lateral feet. Total horizontal well counts per year 2023 (20), 2024 (21) and 2025 (12). Reducing Hz D&C Cost Per Lateral Foot1 Hz Well Performance Oil Bbls per 5,000 Lateral Feet2 Structural Reduction in Monthly LOE $MM Reducing LOE $ per Boe Includes Founders Acquisition $400 $500 $600 2023/24 Avg 2025 2026E ~10% reduction ~$500 ~$1.4 Million per month savings $11.5 $9.9 $19.7 $14.3 $10.3 $12.4 $10.4 Q4 2024 & Q1 2025 (Pre LRR Acquisition) Q3 2025 & Q4 2025 (Post LRR Acquisition) Q1 2026 & Q2 2026 REI Legacy LRR Combined $2/Boe (~17%) reduction combined, since LRR Acquisition - 20,000 40,000 60,000 0 6 12 18 24 N o rm a li ze d C u m . O il ( B b ls ) Months On 2023 2024 2025 Optimizing well spacing & landing zones with higher intensity fracs ~$0.5 Million per month savings Targeting 5-10% reduction

High-Margin Assets with Multi-Zone Horizontal Upside

Unlocking Value Transitioning to Multi-Bench Horizontal Locations

Core Assets	Central Basin Platform "CBP"	Northwest Shelf "NWS"
Counties	Andrews, Crane, Ector, Gaines	Yoakum
Net Acres	~79,000	~17,000
Operated WI / NRI	~96% / ~81%	~92% / ~69%
Net Production	~12 Mboe/d (68% oil)	~8.3 Mboe/d (62% oil)
Total Capital ($MM)	~$69	~$29
New Drill Program	7 Hz & 6 Vt wells	5 Hz wells
Field Level EBITDA Margin	~60%	~78%
Breakeven Costs[1]	< $50 per Bbl	< $40 per Bbl

Geologic Period	Target Formation "Stacked Pay Zones"		CBP Active	WPS	CBP Hz Potential	NWS Active	WPS
Permian	Grayburg		✓ ✓	4-6			
	San Andres	Judkins	✓		✓		
		McKnight	✓ ✓	4-6		✓ ✓	6-8
		Holt	✓		✓		
	Glorieta		✓		✓		
	Clearfork	Upper	✓		✓		
		Tubb	✓ ✓	4-6	✓		
		Lower	✓				
	Wichita - Albany		✓		✓		
	Wolfcamp		✓ ✓	3-5		✓	
Pennsylvanian	Penn						
Mississippian	Barnett Shale				✓		
	Mississippian Lime						
Devonian	Woodford						
	Devonian		✓ ✓	3-4			

✓ Vertical ✓ Horizontal

500+ Total Gross New Drill Locations[2]



LOC Hz 51%
Proved Vt 30%
Proved Hz 19%

10+ years of drilling inventory at current activity levels

Converting legacy proved vertical zones into **multi-bench Hz value**



Basin
Northwest Shelf
Delaware
CBP
Midland
Ring Acreage
Includes operated & NonOP
NWS
YOAKUM
TERRY
LEA
GAINES
CBP North
DAWSO
ANDREWS
MARTIN
LOVING
WINKLER
ECTOR
MIDLAND
Penwell
WARD
REEVES
CRANE
UPTON
CBP South

1. Break-even costs is for core inventory in CBP & NWS asset areas. The range in break-even is based on at least a 10% rate of return on recent capex spend, differentials, and depends on lateral length, asset area, completion and artificial lift type.
2. Defined as locations that we estimate that can generate at least a 10% rate of return at $60 per Bbl oil and $2.50 per Mcf gas prices.

26 Ring Energy, Inc. Q2 2026 Earnings | August 6, 2026 | NYSE American: REI

Ring Energy, Inc. Q2 2026 Earnings | August 6, 2026 | NYSE American: REI Operational Discipline Delivered Higher AFCF1 27 Business Execution Driving Growth And Stronger AFCF1 Despite ~18% Lower Realized Prices 1. Adjusted Free Cash Flow and All-in-Cash Operating Costs are Non-GAAP financial measures. See Appendix for definitions and reconciliation to GAAP measures. 2. SEC Proved Reserves as of 12/31/2025 utilizing SEC prices, YE 2025 SEC Pricing Oil $61.82 per Bbl Gas $3.387 per Mcf. 3. Reinvestment rate expressed as percentage of Adjusted EBITDA. ✓Operational Excellence✓Additional Size & Scale ✓ Cash Flow Generation $45 $44 $50 $40 $45 $50 $55 2023 2024 2025 Adjusted Free Cash Flow1 $MM Commodity Prices $76.2 $74.9 $63.5 $50 $60 $70 $80 2023 2024 2025 Realized Oil $ per Bbl $54.6 $50.9 $41.6 $30 $40 $50 $60 2023 2024 2025 Realized $ per Boe 500+ FOG AQ LRR AQ 130 134 153 $100 $120 $140 $160 2023 2024 2025 Proved Reserves2 MMBoe 18.1 19.7 20.3 $16 $18 $20 $22 2023 2024 2025 Sales MBoe/d $152 $152 $98 $0 $100 $200 2023 2024 2025 Capex $MM 64% 65% 53% Reinvestment Rate3 $23.5 $23.0 $22.2 $10 $15 $20 $25 2023 2024 2025 All-in-Cash Op. Costs1 $/Boe $11.6 $11.0 $10.4 $0 $4 $8 $12 2023 2024 2025 F&D Costs $/Boe

Ring Energy, Inc. Q2 2026 Earnings | August 6, 2026 | NYSE American: REI NWS CBP-N Penwell CBP-S 19% 59% 22% High-Quality Proved Reserves1 Create Durable AFCF 28 Long Life Assets With Scale and Cycle Resilient Free Cash Flow Generation: R/P 20+ Years 1. Reserves as of December 31, 2025 utilizing SEC prices, YE 2025 SEC Pricing: $61.82 per Bbl Oil & $3.387 per Mcf Gas. 2. PV-10 is a Non-GAAP financial measure. See Appendix for definition and reconciliation. 3. Changes in proved reserves due to price and differentials (see Form 10-K for year ended December 31, 2025 for details). 4. See Form 10-K for year ended December 31, 2025 for additional information. Reserves by Category (%) Reserves by PV-102 ($MM) Reserves by Product (%) Reserve Extensions4 (MMBoe) 24% 76% $1,318 MM PD $1,007 MM PUD $312 MM Oil (MMBO) 90.3 Gas (BCF) 176.2 NGL (MMBbL) 33.6 ~153 MMBoe 245+ PUD Locations 235+ PDNP Opportunities PD ~104 MMBoe PUD ~49 MMBoe 32% 68% ~153 MMBoe LRR Acquisition + Organic Reserve Replacement in 2025 Increased Proved Reserves 14% Increased PD Reserves 12% Replaced Production and SEC Price3 Volumes 7.4MM BOE Produced 5.9MM BOE SEC Price 11.2MM BOE of Extensions 90% horizontal extensions 11.2 0 5 10 15 20 2023 2024 2025 Proved Locations by Area 3 years of reserve replacement & extensions Proved Reserves1 and Inventory Long Life Assets With Scale and Cycle Resilient Free Cash Flow Generation: R/P 20+ Years Value Proposition – Proved Reserves1 Trading at Discount

Ring Energy, Inc. Q2 2026 Earnings | August 6, 2026 | NYSE American: REI Oil Derivative Summary (1) The oil basis swap hedges are calculated as the fixed price (weighted average spread price above) less the difference between WTI Midland and WTI Cushing, in the issue of Argus Americas Crude. As of August 4, 2026 29 Oil Hedges (WTI) Q3 2026 Q4 2026 Q1 2027 Q2 2027 Q3 2027 Q4 2027 Q1 2028 Q2 2028 Q3 2028 Q4 2028 Q1 2029 Q2 2029 Q3 2029 Q4 2029 Q1 2030 Swaps: Hedged volume (Bbl) 263,400 529,000 509,500 492,000 432,000 412,963 — — — — — — — — — Weighted average swap price $ 61.77 $ 65.34 $ 62.82 $ 60.45 $ 61.80 $ 57.59 $ — $ — $ — $ — $ — $ — $ — $ — $ — Two-way collars: Hedged volume (Bbl) 563,685 368,000 2,935 — 32,910 33,435 430,080 415,580 — — — — — — — Weighted average put price $ 60.82 $ 65.00 $ 62.50 $ — $ 60.00 $ 60.00 $ 55.59 $ 57.50 $ — $ — $ — $ — $ — $ — $ — Weighted average call price $ 76.19 $ 80.00 $ 73.65 $ — $ 72.30 $ 72.30 $ 66.02 $ 73.02 $ — $ — $ — $ — $ — $ — $ — Swaps: WTI NYMEX Rolls Hedged volume (BBL) $ 270,000 $ — $ — $ — $ — $ — $ — $ — $ — $ — $ — $ — $ — $ — $ — Weighted average swap price $ 5.83 $ — $ — $ — $ — $ — $ — $ — $ — $ — $ — $ — $ — $ — $ — The Company has hedged: Bal2026: ~ 1.7 million barrels of oil at avg upside protection price of $71.47 2027: ~ 1.9 million barrels of oil at avg upside protection price of $61.20

Gas Derivative Summary

As of August 4, 2026

Gas Hedges (Henry Hub)	Q3 2026	Q4 2026	Q1 2027	Q2 2027	Q3 2027	Q4 2027	Q1 2028	Q2 2028	Q3 2028	Q4 2028	Q1 2029	Q2 2029	Q3 2029	Q4 2029	Q1 2030
NYMEX Swaps:															
Hedged volume (MMBtu)	600,016	1,072,305	439,678	423,035	1,079,906	1,046,151	1,012,567	984,322	956,865	931,539	908,117	886,933	866,585	846,134	—
Weighted average swap price	$ 4.19	$ 3.99	$ 4.02	$ 4.02	$ 3.86	$ 4.02	$ 3.77	$ 3.77	$ 3.77	$ 3.77	$ 3.67	$ 3.67	$ 3.67	$ 3.67	$ —
Two-way collars:															
Hedged volume (MMBtu)	648,728	128,000	717,000	694,000	—	—	—	—	—	—	—	—	—	—	—
Weighted average put price	$ 3.10	$ 3.50	$ 3.99	$ 3.00	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —
Weighted average call price	$ 4.24	$ 5.42	$ 5.21	$ 4.32	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —

Gas Hedges (basis differential)	Q3 2026	Q4 2026	Q1 2027	Q2 2027	Q3 2027	Q4 2027	Q1 2028	Q2 2028	Q3 2028	Q4 2028	Q1 2029	Q2 2029	Q3 2029	Q4 2029	Q1 2030
Waha basis swaps:															
Hedged volume (MMBtu)	374,623	411,451	196,372	480,325	464,360	449,846	435,403	—	—	—	—	—	—	—	—
Weighted average spread price (1)	$ 2.15	$ 1.81	$ 0.78	$ 0.78	$ 0.78	$ 0.78	$ 0.68	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —
El Paso Permian Basin basis swaps:															
Hedged volume (MMBtu)	874,121	788,851	960,307	636,710	615,547	596,306	577,163	—	—	—	—	—	—	—	—
Weighted average spread price (1)	$ 2.16	$ 1.92	$ 0.72	$ 0.67	$ 0.67	$ 0.67	$ 0.60	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —

(1) The gas basis swap hedges are calculated as the Henry Hub natural gas price less the fixed amount specified as the weighted average spread price above.

The Company has hedged:

Bal2026: **~ 2.4 BCF of natural gas** at avg **downside protection price of $3.78**
2027: **~ 4.4 BCF of natural gas** at avg **downside protection price of $3.81**

30 Ring Energy, Inc. Q2 2026 Earnings | August 6, 2026 | NYSE American: REI

Ring Energy, Inc. Q2 2026 Earnings | August 6, 2026 | NYSE American: REI “Leverage” or the “Leverage Ratio” is calculated pursuant to the Company’s existing senior revolving credit facility and means as of any date, the ratio of (i) Consolidated Total Debt as of such date to (ii) Consolidated EBITDAX for the four consecutive fiscal quarters ending on or immediately prior to such date for which financial statements are required to have been delivered under the credit facility. The Company defines “Consolidated Total Debt” in accordance with its existing senior revolving credit facility and means, as of any date, all Indebtedness of the Company on a consolidated basis as of such date, but excluding hedging obligations. The Company defines “Consolidated EBITDAX” in accordance with its existing senior revolving credit facility and means for any period an amount equal to the sum of (i) consolidated net income (loss) for such period plus (ii) to the extent deducted in determining consolidated net income (loss) for such period, and without duplication, (A) consolidated interest expense, (B) income tax expense (benefit) determined on a consolidated basis, (C) depreciation, depletion and amortization determined on a consolidated basis, (D) exploration expenses determined on a consolidated basis, and (E) all other non-cash charges reasonably acceptable to the administrative agent, in each case for such period minus (iii) all noncash income added to consolidated net income (loss) for such period; provided that, for purposes of calculating compliance with the financial covenants under the credit facility, to the extent that during such period the Company has consummated an acquisition permitted by the credit facility or any sale, transfer or other disposition of any property or assets permitted by the credit facility, Consolidated EBITDAX will be calculated on a pro forma basis with respect to the property or assets acquired or disposed of. The maximum permitted Leverage Ratio under the senior revolving credit facility is 3.00. The Company defines “Consolidated Total Debt to LQA Consolidated EBITDAX” as Consolidated Total Debt divided by LQA (“Last Quarter Annualized”) Consolidated EBITDAX. Consolidated Total Debt and Consolidated EBITDAX are defined pursuant to the Company’s existing senior revolving credit facility. The Company believes this metric is more reflective of its current leverage ratio profile by annualizing Consolidated EBITDAX for the most recent period. Consolidated Total Debt to LQA Consolidated EBITDAX and Consolidated EBTIDAX are non-GAAP financial measures and may not be comparable to similarly titled measures used by other companies and should not be considered as a substitute for measures prepared in accordance with GAAP. Therefore, the Company believes it is important to view this ratio and Consolidated EBITDAX as supplemental to its entire financial statements. PV-10 is a Non-GAAP financial measure that differs from a financial measure under GAAP known as “standardized measure of discounted future net cash flows” in that PV-10 is calculated without including future income taxes. Management believes that the presentation of the PV-10 measure of the Company’s oil and natural gas properties is relevant and useful to investors because it presents the estimated discounted future net cash flows attributable to its estimated proved reserves independent of its income tax attributes, thereby isolating the intrinsic value of the estimated future cash flows attributable to its reserves. Management believes the use of a pre-tax measure provides greater comparability of assets when evaluating companies because the timing and quantification of future income taxes is dependent on company-specific factors, many of which are difficult to determine. For these reasons, management uses and believes that the industry generally uses the PV-10 measure in evaluating and comparing acquisition candidates and assessing the potential rate of return on investments in oil and natural gas properties. PV-10 does not necessarily represent the fair market value of oil and natural gas properties. PV-10 is not a measure of financial or operational performance under GAAP, nor should it be considered in isolation or as a substitute for the standardized measure of discounted future net cash flows as defined under GAAP. The Company defines “Cash Return on Capital Employed” or “CROCE” as Adjusted Cash Flow from Operations divided by average debt and shareholder equity for the period. The Company defines All-In Cash Operating Costs, a Non-GAAP financial measure, as “all in cash” costs which includes lease operating expenses, G&A costs excluding share-based compensation, net interest expense (including interest income and expense, excluding amortization of deferred financing costs), workovers and other operating expenses, production taxes, ad valorem taxes, and gathering/transportation costs. Management believes that this metric provides useful additional information to investors to assess the Company’s operating costs in comparison to its peers, which may vary from company to company. The Company defines Cash Operating Margin, a Non-GAAP financial measure, as realized revenues per Boe less “all-in cash operating costs” per Boe. Management believes that this metric provides useful additional information to investors to assess the Company’s operating margins in comparison to its peers, which may vary from company to company. Non-GAAP Disclosure Certain financial information included in this Presentation are not measures of financial performance recognized by accounting principles generally accepted in the United States (“GAAP”). These Non-GAAP financial measures are “Adjusted Net Income,” “Adjusted EBITDA,” “Adjusted Free Cash Flow” or “AFCF,” “Adjusted Cash Flow from Operations” or “ACFFO,” “Cash Return on Capital Employed” or “CROCE,” “PV-10,” “Leverage Ratio,” “Consolidated Total Debt to LQA Consolidated EBITDAX”, “All-in Cash Operating Costs,” and "Cash Operating Margin." Management uses these Non-GAAP financial measures in its analysis of performance. In addition, CROCE is a key metric used to determine a portion of the Company’s incentive compensation awards. These disclosures may not be viewed as a substitute for results determined in accordance with GAAP and are not necessarily comparable to non-GAAP performance measures which may be reported by other companies. “Adjusted Net Income” is calculated as net income (loss)minus the estimated after-tax impact of share-based compensation, ceiling test impairment, unrealized gains and losses on changes in the fair value of derivatives, and transaction costs for acquisitions and divestitures (“A&D”). Adjusted Net Income is presented because the timing and amount of these items cannot be reasonably estimated and affect the comparability of operating results from period to period, and current period to prior periods. The Company believes that the presentation of Adjusted Net Income provides useful information to investors as it is one of the metrics management uses to assess the Company’s ongoing operating and financial performance, and also is a useful metric for investors to compare the Company’s results with its peers. The Company defines “Adjusted EBITDA” as net income (loss) plus net interest expense (including interest income and expense), unrealized loss (gain) on change in fair value of derivatives, ceiling test impairment, income tax (benefit) expense, depreciation, depletion and amortization, asset retirement obligation accretion, transaction costs for acquisitions and divestitures (A&D), share-based compensation, loss (gain) on disposal of assets, and backing out the effect of other income. Company management believes Adjusted EBITDA is relevant and useful because it helps investors understand Ring’s operating performance and makes it easier to compare its results with those of other companies that have different financing, capital and tax structures. Adjusted EBITDA should not be considered in isolation from or as a substitute for net income, as an indication of operating performance or cash flows from operating activities or as a measure of liquidity. Adjusted EBITDA, as Ring calculates it, may not be comparable to Adjusted EBITDA measures reported by other companies. In addition, Adjusted EBITDA does not represent funds available for discretionary use. The Company defines “Adjusted Free Cash Flow” or “AFCF” as Net Cash Provided by Operating Activities (as reflected on the Company’s Condensed Statements of Cash Flows) less changes in operating assets and liabilities, and plus transaction costs for acquisitions and divestitures (“A&D”), current income tax expense (benefit), proceeds from divestitures of equipment for oil and natural gas properties, loss (gain) on disposal of assets, and less capital expenditures, credit loss expense, and other income. For this purpose, the Company’s definition of capital expenditures includes costs incurred related to oil and natural gas properties (such as drilling and infrastructure costs and lease maintenance costs) but excludes acquisition costs of oil and gas properties from third parties that are not included in the Company’s capital expenditures guidance provided to investors. Management believes that Adjusted Free Cash Flow is an important financial performance measure for use in evaluating the performance and efficiency of the Company’s current operating activities after the impact of capital expenditures and net interest expense (including interest income and expense, excluding amortization of deferred financing costs) and without being impacted by items such as changes associated with working capital, which can vary substantially from one period to another. Other companies may use different definitions of Adjusted Free Cash Flow. The Company defines “Adjusted Cash Flow from Operations” or “ACFFO” as Net Cash Provided by Operating Activities, as reflected in the Company’s Condensed Statements of Cash Flows, less the changes in operating assets and liabilities, which includes accounts receivable, inventory, prepaid expenses and other assets, accounts payable, and settlement of asset retirement obligations, which are subject to variation due to the nature of the Company’s operations. Accordingly, the Company believes this financial performance measure is useful to investors because it is used often in its industry and allows investors to compare this metric to other companies in its peer group as well as the E&P sector. The table below provides detail of PV-10 to the standardized measure of discounted future net cash flows as of December 31, 2025. ($ in 000’s) Present value of estimated future net revenues (PV-10) $ 1,318,208 Future income taxes, discounted at 10% $ 194,715 Standardized measure of discounted future net cash flows $ 1,123,493 31

Non-GAAP Reconciliations

Adjusted Net Income

(Unaudited for All Periods)

	Three Months Ended						Six Months Ended			
	June 30, 2026		March 31, 2026		June 30, 2025		June 30, 2026		June 30, 2025	
	Total	Per share - diluted	Total	Per share - diluted	Total	Per share - diluted	Total	Per share - diluted	Total	Per share - diluted
Net income (loss)	$ 64,793,310	$ 0.27	$(220,591,482)	$ (1.06)	$ 20,634,887	$ 0.10	$(155,798,172)	$ (0.70)	$ 29,745,625	$ 0.15
Share-based compensation	2,149,596	0.01	1,524,808	0.01	1,351,839	0.01	3,674,404	0.02	3,042,797	0.02
Ceiling test impairment	—	—	162,086,257	0.78	—	—	162,086,257	0.72	—	—
Unrealized loss (gain) on change in fair value of derivatives	(42,183,506)	(0.18)	76,954,914	0.37	(13,970,211)	(0.07)	34,771,408	0.16	(13,595,015)	(0.07)
Transaction costs - A&D	—	—	—	—	1,000	—	—	—	2,776	—
Tax impact on adjusted items	(757,785)	—	(12,557,544)	(0.06)	2,964,996	0.01	(13,315,329)	(0.06)	2,464,350	0.01
Adjusted Net Income	24,001,615	$ 0.10	7,416,953	$ 0.04	10,982,511	$ 0.05	31,418,568	$ 0.14	21,660,533	$ 0.11
Diluted Weighted-Average Shares Outstanding	237,808,489		208,558,546		206,982,327		221,259,803		204,085,207	
Adjusted Net Income per Diluted Share	$ 0.10		$ 0.04		$ 0.05		$ 0.14		$ 0.11	

32 Ring Energy, Inc. Q2 2026 Earnings | August 6, 2026 | NYSE American: REI

Non-GAAP Reconciliations (cont.)

Adjusted EBITDA

	(Unaudited for All Periods)						
	Three Months Ended					Six Months Ended	
	June 30, 2026	March 31, 2026	December 31, 2025	September 30, 2025	June 30, 2025	June 30, 2026	June 30, 2025
Net income (loss)	$ 64,793,310	$ (220,591,482)	$ (12,845,294)	$ (51,631,530)	$ 20,634,887	$ (155,798,172)	$ 29,745,625
Interest expense, net	8,231,012	8,529,080	9,065,509	9,978,067	11,687,746	16,760,092	21,096,474
Unrealized loss (gain) on change in fair value of derivatives	(42,183,506)	76,954,914	(14,753,449)	2,141,925	(13,970,211)	34,771,408	(13,595,015)
Ceiling test impairment	—	162,086,257	35,913,116	72,912,330	—	162,086,257	—
Income tax (benefit) expense	1,088,046	(11,988,413)	(3,800,401)	(12,800,947)	6,107,425	(10,900,367)	9,148,602
Depreciation, depletion and amortization	20,114,890	21,405,948	23,002,908	25,225,345	25,569,914	41,520,838	48,185,897
Asset retirement obligation accretion	401,944	395,496	390,892	390,563	382,251	797,440	708,800
Transaction costs - A&D	—	—	25,000	10	1,000	—	2,776
Share-based compensation	2,149,596	1,524,808	1,474,560	1,618,600	1,351,839	3,674,404	3,042,797
Loss (gain) on disposal of assets	(104,150)	—	(60,855)	(105,642)	(155,293)	(104,150)	(279,903)
Other income	(9,600)	(5,837)	(29,582)	—	(150,770)	(15,437)	(159,712)
Adjusted EBITDA	$ 54,481,542	$ 38,310,771	$ 38,382,404	$ 47,728,721	$ 51,458,788	$ 92,792,313	$ 97,896,341
Adjusted EBITDA Margin [1]	52 %	52 %	57 %	61 %	62 %	52 %	61 %

1. Adjusted EBITDA Margin is Adj. EBITDA divided by oil, natural gas, and natural gas liquids revenue.

33 Ring Energy, Inc. Q2 2026 Earnings | August 6, 2026 | NYSE American: REI

Non-GAAP Reconciliations (cont.)

Adjusted Free Cash Flow

(Unaudited for All Periods)

	Three Months Ended June 30, 2026	Three Months Ended March 31, 2026	Three Months Ended December 31, 2025	Three Months Ended September 30, 2025	Three Months Ended June 30, 2025	Six Months Ended June 30, 2026	Six Months Ended June 30, 2025
Net Cash Provided by Operating Activities	$ 40,789,293	$ 25,894,701	$ 44,688,823	$ 44,492,325	$ 33,297,251	$ 66,683,994	$ 61,668,259
Adjustments - Condensed Statements of Cash Flows							
Changes in operating assets and liabilities	6,194,462	4,491,388	(14,727,429)	(6,086,921)	8,312,480	10,685,850	18,097,479
Transaction costs - A&D	—	—	25,000	10	1,000	—	2,776
Income tax expense (benefit) - current	59,649	95,587	51,311	39,772	147,460	155,236	283,854
Capital expenditures	(43,169,155)	(34,505,509)	(24,343,200)	(24,589,282)	(16,827,513)	(77,674,665)	(49,279,044)
Proceeds from divestiture of oil and natural gas properties	602,471	4,266,479	—	100	—	4,868,950	—
Credit loss expense	(92,432)	—	—	(907)	(205)	(92,432)	(18,122)
Other income	(9,600)	(5,837)	(29,582)	—	(150,770)	(15,437)	(159,712)
Adjusted Free Cash Flow	$ 4,374,688	$ 236,809	$ 5,664,923	$ 13,855,097	$ 24,779,703	$ 4,611,496	$ 30,595,490

(Unaudited for All Periods)

	Three Months Ended June 30, 2026	Three Months Ended March 31, 2026	Three Months Ended December 31, 2025	Three Months Ended September 30, 2025	Three Months Ended June 30, 2025	Six Months Ended June 30, 2026	Six Months Ended June 30, 2025
Adjusted EBITDA	$ 54,481,542	$ 38,310,771	$ 38,382,404	$ 47,728,721	$ 51,458,788	$ 92,792,313	$ 97,896,341
Net interest expense (excluding amortization of deferred financing costs)	(7,540,170)	(7,834,932)	(8,374,281)	(9,284,442)	(9,851,572)	(15,375,102)	(18,021,807)
Capital expenditures	(43,169,155)	(34,505,509)	(24,343,200)	(24,589,282)	(16,827,513)	(77,674,665)	(49,279,044)
Proceeds from divestiture of oil and natural gas properties	602,471	4,266,479	—	100	—	4,868,950	—
Adjusted Free Cash Flow	$ 4,374,688	$ 236,809	$ 5,664,923	$ 13,855,097	$ 24,779,703	$ 4,611,496	$ 30,595,490

34 Ring Energy, Inc. Q2 2026 Earnings | August 6, 2026 | NYSE American: REI

Non-GAAP Reconciliations (cont.)

RING ENERGY

Leverage Ratio (Current Period End)

(Unaudited)

	Three Months Ended September 30, 2025	Three Months Ended December 31, 2025	Three Months Ended March 31, 2026	Three Months Ended June 30, 2026	Last Four Quarters
Consolidated EBITDAX Calculation:					
Net Income (Loss)	$ (51,631,530)	$ (12,845,294)	$ (220,591,482)	$ 64,793,310	$ (220,274,996)
Plus: Consolidated interest expense	9,978,067	9,065,509	8,529,080	8,231,012	35,803,668
Plus: Income tax provision (benefit)	(12,800,947)	(3,800,401)	(11,988,413)	1,088,046	(27,501,715)
Plus: Depreciation, depletion and amortization	25,225,345	23,002,908	21,405,948	20,114,890	89,749,091
Plus: non-cash charges reasonably acceptable to Administrative Agent	77,063,418	23,025,119	240,961,475	(39,631,966)	301,418,046
Consolidated EBITDAX	**$ 47,834,353**	**$ 38,447,841**	**$ 38,316,608**	**$ 54,595,292**	**$ 179,194,094**
Plus: Pro Forma Acquired Consolidated EBITDAX	—	—	—	—	—
Less: Pro Forma Divested Consolidated EBITDAX	—	—	—	—	—
Pro Forma Consolidated EBITDAX	**$ 47,834,353**	**$ 38,447,841**	**$ 38,316,608**	**$ 54,595,292**	**$ 179,194,094**
Non-cash charges reasonably acceptable to Administrative Agent:					
Asset retirement obligation accretion	$ 390,563	$ 390,892	$ 395,496	$ 401,944	
Unrealized loss (gain) on derivative assets	2,141,925	(14,753,449)	76,954,914	(42,183,506)	
Ceiling test impairment	72,912,330	35,913,116	162,086,257	—	
Share-based compensation	1,618,600	1,474,560	1,524,808	2,149,596	
Total non-cash charges reasonably acceptable to Administrative Agent	$ 77,063,418	$ 23,025,119	$ 240,961,475	$ (39,631,966)	

	As of June 30, 2026	Corresponding Leverage Ratio
Leverage Ratio Covenant:		
Revolving line of credit	$ 360,000,000	2.00
Notes payable	1,496,304	0.01
Capital lease obligations	1,226,644	0.01
Consolidated Total Debt	362,722,948	2.02
Pro Forma Consolidated EBITDAX	179,194,094	
Leverage Ratio	**2.02**	
Maximum Allowed	≤ 3.00x	

Leverage Ratio (Comparative Period End)

(Unaudited)

	Three Months Ended September 30, 2024	Three Months Ended December 31, 2024	Three Months Ended March 31, 2025	Three Months Ended June 30, 2025	Last Four Quarters
Consolidated EBITDAX Calculation:					
Net Income (Loss)	$ 33,878,424	$ 5,657,519	$ 9,110,738	$ 20,634,887	$ 69,281,568
Plus: Consolidated interest expense	10,610,539	9,987,731	9,408,728	11,687,746	41,694,744
Plus: Income tax provision (benefit)	10,087,954	1,803,629	3,041,177	6,107,425	21,040,185
Plus: Depreciation, depletion and amortization	25,662,123	24,548,849	22,615,983	25,569,914	98,396,869
Plus: non-cash charges acceptable to Administrative Agent	(26,228,108)	8,994,957	2,392,703	(12,236,121)	(27,076,569)
Consolidated EBITDAX	**$ 54,010,932**	**$ 50,992,685**	**$ 46,569,329**	**$ 51,763,851**	**$ 203,336,797**
Plus: Pro Forma Acquired Consolidated EBITDAX	7,838,163	5,244,078	7,392,359	—	20,474,600
Less: Pro Forma Divested Consolidated EBITDAX	(600,460)	77,819	8,855	—	(513,786)
Pro Forma Consolidated EBITDAX	**$ 61,248,635**	**$ 56,314,582**	**$ 53,970,543**	**$ 51,763,851**	**$ 223,297,611**
Non-cash charges acceptable to Administrative Agent:					
Asset retirement obligation accretion	$ 354,195	$ 323,085	$ 326,549	$ 382,251	
Unrealized loss (gain) on derivative assets	(26,614,390)	6,999,552	375,196	(13,970,211)	
Share-based compensation	32,087	1,672,320	1,690,958	1,351,839	
Total non-cash charges acceptable to Administrative Agent	$ (26,228,108)	$ 8,994,957	$ 2,392,703	$ (12,236,121)	

	As of June 30, 2025	Corresponding Leverage Ratio
Leverage Ratio Covenant:		
Revolving line of credit	$ 448,000,000	2.01
Lime Rock deferred payment	10,000,000	0.04
Consolidated Total Debt	$ 458,000,000	2.05
Pro Forma Consolidated EBITDAX	223,297,611	
Leverage Ratio	**2.05**	
Maximum Allowed	≤ 3.00x	

35 Ring Energy, Inc. Q2 2026 Earnings | August 6, 2026 | NYSE American: REI

Non-GAAP Reconciliations (cont.)

Leverage Ratio (Summary of Other Periods)

(Unaudited)

Last Four Quarters Ended

	June 30, 2026	March 31, 2026	December 31, 2025	September 30, 2025	June 30, 2025
Consolidated EBITDAX Calculation:					
Net Income (Loss)	$ (220,274,996)	$ (264,433,419)	$ (34,731,199)	$ (16,228,386)	$ 69,281,568
Plus: Consolidated interest expense	35,803,668	39,260,402	40,140,050	41,062,272	41,694,744
Plus: Income tax provision (benefit)	(27,501,715)	(22,482,336)	(7,452,746)	(1,848,716)	21,040,185
Plus: Depreciation, depletion and amortization	89,749,091	95,204,115	96,414,150	97,960,091	98,396,869
Plus: non-cash charges acceptable to Administrative Agent	301,418,046	328,813,891	90,245,119	76,214,957	(27,076,569)
Consolidated EBITDAX	**$ 179,194,094**	**$ 176,362,653**	**$ 184,615,374**	**$ 197,160,218**	**$ 203,336,797**
Plus: Pro Forma Acquired Consolidated EBITDAX	—	—	7,392,359	12,636,437	20,474,600
Less: Pro Forma Divested Consolidated EBITDAX	—	—	8,855	86,674	(513,786)
Pro Forma Consolidated EBITDAX	**$ 179,194,094**	**$ 176,362,653**	**$ 192,016,588**	**$ 209,883,329**	**$ 223,297,611**

	As of June 30, 2026	As of March 31, 2026	As of December 31, 2025	As of September 30, 2025	As of June 30, 2025
Leverage Ratio Covenant:					
Revolving line of credit	$ 360,000,000	$ 426,000,000	$ 420,000,000	$ 428,000,000	$ 448,000,000
Notes payable	1,496,304	—	505,752	1,001,829	
Estimated deferred payment	—	—	—	10,000,000	10,000,000
Capital lease obligations	1,226,644	1,173,807	1,323,710	1,275,826	
Consolidated Total Debt	362,722,948	427,173,807	421,829,462	440,277,655	458,000,000
Pro Forma Consolidated EBITDAX	179,194,094	176,362,653	192,016,588	209,883,329	223,297,611
Leverage Ratio	**2.02**	**2.42**	**2.20**	**2.10**	**2.05**
Maximum Allowed	≤ 3.00x	≤ 3.00x	≤ 3.00x	≤ 3.00x	≤ 3.00x

Consolidated Total Debt to LQA Consolidated EBITDAX

	Three Months Ended June 30, 2026
Consolidated Total Debt	$ 362,722,948
Consolidated EBITDAX	54,595,292
LQA Consolidated EBITDAX	$ 218,381,168
Consolidated Total Debt to LQA Consolidated EBITDAX	**1.7**

36 Ring Energy, Inc. Q2 2026 Earnings | August 6, 2026 | NYSE American: REI

Non-GAAP Reconciliations (cont.)

RING ENERGY

Adjusted Cash Flow from Operations (ACFFO)

	(Unaudited for All Periods)				
	Three Months Ended			Six Months Ended	
	June 30, 2026	March 31, 2026	June 30, 2025	June 30, 2026	June 30, 2025
Net Cash Provided by Operating Activities	$ 40,789,293	$ 25,894,701	$ 33,297,251	$ 66,683,994	$ 61,668,259
Changes in operating assets and liabilities	6,194,462	4,491,388	8,312,480	10,685,850	18,097,479
Adjusted Cash Flow from Operations	$ 46,983,755	$ 30,386,089	$ 41,609,731	$ 77,369,844	$ 79,765,738

Cash Return on Capital Employed (CROCE)

	As of and for the twelve months ended		
	December 31, 2025	December 31, 2024	December 31, 2023
Total long term debt (i.e. revolving line of credit)	$420,000,000	$385,000,000	$425,000,000
Total stockholders' equity	836,275,746	858,639,982	786,582,900
Average debt	$402,500,000	$405,000,000	$420,000,000
Average stockholders' equity	847,457,864	822,611,441	723,843,146
Average debt and stockholders' equity	$1,249,957,864	$1,227,611,441	$1,143,843,146
Net Cash Provided by Operating Activities	$150,849,407	$194,423,712	$198,170,459
Less change in WC (Working Capital)	2,716,871	(888,089)	1,180,748
Adjusted Cash Flows From Operations (ACFFO)	$148,132,536	$195,311,801	$196,989,711
CROCE (ACFFO)/(Average D+E)	11.9 %	15.9 %	17.2 %

G&A Reconciliations

	(Unaudited for All Periods)				
	Three Months Ended			Six Months Ended	
	June 30, 2026	March 31, 2026	June 30, 2025	June 30, 2026	June 30, 2025
General and administrative expense (G&A)	$ 7,954,230	$ 7,438,778	$ 7,138,519	$ 15,393,008	$ 15,758,495
Share-based compensation	2,149,596	1,524,808	1,351,839	3,674,404	3,042,797
G&A excluding share-based compensation	$ 5,804,634	$ 5,913,970	$ 5,786,680	11,718,604	12,715,698
Transaction costs - A&D	—	—	1,000	—	2,776
G&A excluding share-based compensation and transaction costs	$ 5,804,634	$ 5,913,970	$ 5,785,680	$ 11,718,604	$ 12,712,922

PV-10

	Oil (Bbl)	Gas (Mcf)	Natural Gas Liquids (Bbl)	Net (Boe)	PV-10
Balance, December 31, 2024	80,904,071	149,817,162	28,303,085	134,176,684	$ 1,462,827,136
Purchase of minerals in place	9,915,483	10,067,543	2,373,336	13,966,743	
Extensions, discoveries and improved recovery	7,281,553	10,624,783	2,133,786	11,186,136	
Sales of minerals in place	—	—	—	—	
Production	(4,841,164)	(6,980,958)	(1,387,818)	(7,392,476)	
Revisions of previous quantity estimates	(2,939,895)	12,652,046	2,171,955	1,340,734	
Balance, December 31, 2025	90,320,048	176,180,576	33,594,344	153,277,821	$ 1,318,208,128

37 Ring Energy, Inc. Q2 2026 Earnings | August 6, 2026 | NYSE American: REI

Non-GAAP Reconciliations (cont.)

All-In Cash Operating Costs

(Unaudited for All Periods)

	Three Months Ended			Six Months Ended		Trailing Twelve Months Ended	
	June 30, 2026	March 31, 2026	June 30, 2025	June 30, 2026	June 30, 2025	June 30, 2026	March 31, 2026
All-In Cash Operating Costs:							
Lease operating expenses (including workovers)	$ 18,409,462	$ 18,122,344	$ 20,245,981	$ 36,531,806	$ 39,923,533	$ 75,962,079	$ 77,798,598
G&A excluding share-based compensation	5,804,634	5,913,970	5,786,680	11,718,604	12,715,698	24,795,525	24,777,571
Net interest expense (excluding amortization of deferred financing costs)	7,540,170	7,834,932	9,851,572	15,375,102	18,021,807	33,033,825	35,345,227
Operating lease expense	175,090	175,091	175,090	350,181	350,181	700,362	700,362
Oil and natural gas production taxes	5,047,619	3,553,891	3,832,607	8,601,510	7,417,062	15,496,680	14,281,668
Ad valorem taxes	2,202,160	2,202,537	1,648,647	4,404,697	3,180,755	9,130,528	8,577,015
Gathering, transportation and processing costs	101,902	117,049	133,809	218,951	337,421	466,617	498,524
All-in cash operating costs	$ 39,281,037	$ 37,919,814	$ 41,674,386	$ 77,200,851	$ 81,946,457	$ 159,585,616	$ 161,978,965
Boe	1,819,076	1,741,581	1,937,850	3,560,657	3,593,109	7,360,023	7,478,797
All-in cash operating costs per Boe	$ 21.59	$ 21.77	$ 21.51	$ 21.68	$ 22.81	$ 21.68	$ 21.66

Cash Operating Margin

(Unaudited for All Periods)

	Three Months Ended			Six Months Ended		Trailing Twelve Months Ended	
	June 30, 2026	March 31, 2026	June 30, 2025	June 30, 2026	June 30, 2025	June 30, 2026	March 31, 2026
Cash Operating Margin							
Realized revenues per Boe	$ 57.55	$ 42.30	$ 42.63	$ 50.09	$ 45.00	$ 44.00	$ 40.35
All-in cash operating costs per Boe	21.59	21.77	21.51	21.68	22.81	21.68	21.66
Cash Operating Margin per Boe	$ 35.96	$ 20.53	$ 21.12	$ 28.41	$ 22.19	$ 22.32	$ 18.69

38 Ring Energy, Inc. Q2 2026 Earnings | August 6, 2026 | NYSE American: REI